Filed pursuant to Rule 497
Registration No. 333-219511

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Supplement No. 2 dated March 14, 2018
to
Prospectus dated October 31, 2017
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This Supplement No. 2 contains information which amends, supplements, or modifies certain information contained in each prospectus of Pathway Capital Opportunity Fund, Inc. (the “Company”) for its Class A Shares and Class C Shares (the “Class A and Class C Shares Prospectus”), its Class I Shares (the “Class I Shares Prospectus”) and its Class L Shares (the “Class L Shares Prospectus”), each dated October 31, 2017, as amended or supplemented (each a “Prospectus”, and collectively, the “Prospectuses”).
You should carefully consider the “Risk Factors” beginning on page 29 of the Class A and Class C Shares Prospectus, page 28 of the Class I Shares Prospectus or page 28 of the Class L Shares Prospectus before you decide to invest.

On March 13, 2018, Provasi Capital Partners LP, f/k/a Behringer Securities LP (“Provasi”), the dealer manager for the current offering of the common stock of the Company, provided notice to the Company that Provasi is terminating the Dealer Manager Agreement, dated as of October 31, 2017, between the Company and Provasi, with such termination effective as of May 13, 2018.
The Company’s investment activity and operations continue to be guided by professionals from Prospect Capital Management L.P., which manages Prospect Capital Corporation, a business development company traded on the NASDAQ Global Select Market with total assets of approximately $5.92 billion as of December 31, 2017.

As of the date of this supplement to the Prospectus, the Company has not raised sufficient capital to build a large enough portfolio to generate sufficient revenue to cover its operating expenses and make distributions to its stockholders.  There can be no assurance that the Company will raise sufficient capital to build such a portfolio.